SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ______)

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Berkshire Hills Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[BERKSHIRE HILLS BANCORP LOGO]

April 3, 2006

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Berkshire Hills Bancorp, Inc. The meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts on Thursday, May 4, 2006 at 10:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Michael P. Daly	/s/ Lawrence A. Bossidy

Michael P. Daly	Lawrence A. Bossidy
President and Chief Executive	Non-Executive Chairman of the
Officer	Board

[Berkshire Hills Bancorp Logo]

24 North Street
Pittsfield, Massachusetts 01201
(413) 443-5601

______________________

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
______________________

TIME AND DATE	10:00 a.m. on Thursday, May 4, 2006

PLACE	Crowne Plaza Hotel
One West Street
Pittsfield, Massachusetts

ITEMS OF BUSINESS	(1) To elect four directors to serve for a term of three years.

(2) To ratify the selection of Wolf & Company, P.C. as our independent registered public accounting firm for fiscal year 2006.

(3) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	To vote, you must have been a stockholder at the close of business on March 16, 2006.

PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/ Gerald A. Denmark

Gerald A. Denmark
Corporate Secretary
April 3, 2006

Berkshire Hills Bancorp, Inc.
__________________________________

Proxy Statement
__________________________________

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Berkshire Hills Bancorp, Inc. (the “Company” or “Berkshire Hills”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Berkshire Bank (the “Bank”). The annual meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts on Thursday, May 4, 2006 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about April 3, 2006.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 16, 2006. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote.

As of the close of business on March 16, 2006, there were 8,593,018 shares of Company common stock outstanding. Each share of common stock has one vote. The Company’s Certificate of Incorporation provides that a record owner of the Company’s common stock who beneficially owns, either directly or indirectly, in excess of 10% of the Company’s outstanding shares, is not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

If you were a stockholder as of the close of business on March 16, 2006, you may attend the meeting. However, if you held your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld will have no effect on the outcome of the election.

In voting to ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions will not be counted as votes cast and will have no effect on the voting.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	for each of the nominees for director; and

•	for ratification of the appointment of Wolf & Company, P.C. as the Company’s independent auditors.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, provided such new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Woronoco Savings Bank ESOP, Berkshire Bank ESOP or Berkshire 401(k) Plan

If you participate in the Woronoco Savings Bank Employee Stock Ownership Plan, as assumed by Berkshire Bank (the “Woronoco ESOP”), the Berkshire Bank Employee Stock Ownership Plan (the “Berkshire ESOP”) or if you hold Berkshire Hills common stock through the Berkshire Bank Employees’ Savings & Profit Sharing Plan (the “401(k) Plan”), you will receive vote authorization materials for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the Berkshire ESOP and the Woronoco ESOP, the ESOP trustees vote all shares held by the ESOPs based upon the instructions the ESOP trustees receive from participants. The ESOP trustees, subject to its fiduciary responsibilities, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the Berkshire 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Berkshire Hills common stock credited to your account. The trustee, subject to its fiduciary responsibilities, will vote all shares for which it does not receive timely instructions from participants in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to each plan’s trustee is April 26, 2006.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Business Conduct

The Company has adopted a Code of Business Conduct that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The Code of Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct. A copy of the Code of Business Conduct can be found in the Governance Documents portion of the Investor Relations section of the Company’s website (www.berkshirebank.com).

As a mechanism to encourage compliance with the Code of Business Conduct, the Company has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Business Conduct.

Meetings of the Board of Directors

The Company conducts business through meetings of its Board of Directors and through activities of its committees. During 2005, the Board of Directors held eight meetings. All of the current directors attended at least 75% of the total number of the board meetings held and committee meetings on which such directors served during 2005.

Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc. The charters of all three committees are available in the Governance Documents portion of the Investor Relations section of the Company’s website, www.berkshirebank.com.

Director	Audit Committee	Compensation Committee	Corporate Governance/ Nominating Committee

Wallace W. Altes
Lawrence A. Bossidy		X	X*
Michael P. Daly
John B. Davies	X	X
David B. Farrell	X*
Cornelius D. Mahoney	X		X
Edward G. McCormick		X	X
Catherine B. Miller		X*	X
D. Jeffrey Templeton
Corydon L. Thurston	X
Ann H. Trabulsi
Robert A. Wells

Number of Meetings in 2005	6	4	6
__________________________
* Denotes Chairperson

Audit Committee. The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and reporting practices, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has designated David B. Farrell as an audit committee financial expert under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.”

Compensation Committee. The Compensation Committee reviews and establishes the compensation for all executive officers. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Compensation Committee Report on Executive Compensation.”

Corporate Governance/Nominating Committee. The Company’s Corporate Governance/Nominating Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Company’s corporate governance guidelines. The Corporate Governance/Nominating Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of stockholders. The procedures of the Corporate Governance/Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Corporate Governance/Nominating Committee Procedures.”

Attendance at the Annual Meeting. The Board of Directors encourages each director to attend annual meetings of stockholders. All but three directors attended the 2005 annual meeting of stockholders.

Directors’ Compensation

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Board of Directors during 2006.

Annual Retainer for Board Service	$10,000

Annual Retainer for Attendance at Board Meetings	7,200

Annual Retainer for Attendance at Committee Meetings	14,400

Annual Retainer for Bank Clerk	500

    Non-Employee Director Compensation. The following table sets forth the total cash compensation paid to our non-employee directors for their service on our Board of Directors during 2005. During 2005, no restricted stock awards or stock options were granted to our non-employee directors.

Directors	Cash

Lawrence A. Bossidy	$31,600
John B. Davies	15,800
David B. Farrell	15,800
Cornelius D. Mahoney	15,800
Edward G. McCormick	38,800	(1)
Catherine B. Miller	31,600
D. Jeffrey Templeton	15,800
Corydon L. Thurston	24,400	(2)
Ann H. Trabulsi	31,600
Robert A. Wells	31,600
_______________
(1)	This amount includes $7,200, which was paid in 2005 for services rendered in 2004.
(2)	This amount reflects a $7,200 deduction due to an overpayment in 2004.

Stock Ownership

The following table provides information as of March 16, 2006, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding

Berkshire Bank Foundation 24 North Street Pittsfield, Massachusetts 01201	547,027(1)	6.4%

Private Capital Management 8889 Pelican Bay Boulevard Naples, Florida 34108	490,514(2)	5.7%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	452,466(3)	5.3%

Berkshire Bank Employee Stock Ownership Plan 24 North Street Pittsfield, Massachusetts 01201	442,286(4)	5.1%

(1)
The foundation’s gift instrument requires that all shares of common stock held by the foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

(2)	Based on information contained in a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 14, 2006.
(3)	Based on information contained in a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 14, 2006.
(4)
Includes 172,870 shares that have not been allocated to participants’ accounts. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants’ accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants.

The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group as of March 16, 2006. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name	Number of Shares Owned (Excluding Options) (1)	Number of Shares That May Be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding (2)

Wallace W. Altes	2,000	-	*
Lawrence A. Bossidy	37,042	6,906	*
Michael P. Daly	100,200(3)	53,318	1.78%
John B. Davies	3,013	21,621	*
David B. Farrell	2,405	-	*
Gayle P. Fawcett	33,425	18,024	*
Cornelius D. Mahoney	111,734(4)	15,000	1.47%
Edward G. McCormick	19,975	11,510	*
Catherine B. Miller	19,822(5)	6,906	*
Wayne F. Patenaude	18,376(6)	15,000	*
D. Jeffrey Templeton	10,523	21,621	*
Corydon L. Thurston	12,256(7)	11,510	*
Ann H. Trabulsi	18,042(8)	11,510	*
Robert A. Wells	58,363(9)	30,410	1.03%

All Executive Officers, Directors and Director Nominees, as a Group (14 persons)	447,176	223,336	7.60%
__________________________________
*	Represents less than 1% of the Company’s outstanding shares.
(1)	This column includes the following:

	Shares of Restricted Stock Awards Held In Trust	Shares Allocated Under the Berkshire Bank ESOP	Shares Held In Trust in the Berkshire Bank 401(k) Plan

Mr. Altes	1,000	-	-
Mr. Bossidy	3,589	-	-
Mr. Daly	23,206	5,995	30,715
Mr. Davies	1,000	-	-
Mr. Farrell	1,000	-	-
Ms. Fawcett	10,814	5,529	9,889
Mr. Mahoney	1,000	-	-
Mr. McCormick	1,287	-	-
Ms. Miller	1,287	-	-
Mr. Patenaude	9,870	2,841	-
Mr. Templeton	1,000	-	-
Mr. Thurston	1,287	-	-
Ms. Trabulsi	1,287	-	-
Mr. Wells	1,287	-	20,659

(footnotes continued on next page)

(2)
Based on 8,593,018 shares of Company common stock outstanding and entitled to vote as of March 16, 2006, plus the number of shares that each person may acquire within 60 days by exercising stock options.

(3)	Includes 6,141 shares held in trust as part of the Berkshire Bank Supplemental Executive Retirement Plan, with respect to which Mr. Daly has shared voting power.
(4)
Includes 9,639 shares allocated to Mr. Mahoney under the Woronoco Savings Bank Employee Stock Ownership Plan, which was assumed by Berkshire Bank upon completion of the merger, with respect to which Mr. Mahoney has voting but not investment power.

(5)       Includes 1,036 shares held by Ms. Miller’s spouse.
(6)	Includes 950 shares held by the individual retirement account of Mr. Patenaude’s spouse.
(7)	Includes 106 shares held by Mr. Thurston’s child and 107 shares held by a custodian for Mr. Thurston’s other child.
(8)	Includes 1,000 shares held by Ms. Trabulsi’s spouse.
(9)	Includes 3,410 shares held by Mr. Wells’ spouse.

Proposal 1 — Election of Directors

The Company’s Board of Directors currently consists of twelve members. All of the directors are independent under the current listing standards of the Nasdaq Stock Market, Inc., except for Michael P. Daly and Robert A. Wells. Mr. Daly is not independent because he is an employee of the Company and Berkshire Bank. Mr. Wells is not independent because he is a former employee of the Company and Berkshire Bank. The Board is divided into three classes, each with three-year staggered terms, with one-third of the directors elected each year. The nominees for election this year are Wallace W. Altes, Lawrence A. Bossidy, D. Jeffrey Templeton and Corydon L. Thurston, all of whom are current directors of the Company and the Bank.

Mr. Altes, who was appointed to the Board in January 2006, was recommended by the chief executive officer to the Corporate Governance/Nominating Committee at the suggestion of another executive officer of the Bank. The Corporate Governance/Nominating Committee then recommended Mr. Altes’ appointment to the full Board of Directors.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of all nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each nominee’s biography is as of December 31, 2005. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of the Bank.

Nominees for Election of Directors

The nominees standing for election are:

Wallace W. Altes is the Executive-in-Residence at the Graduate College of Union University in Schenectady, New York. From 2002 to 2004, he was executive counsel to Sawchuk, Brown Associates, an Albany-based public relations firm and from 1989 to 2002, he was the President of the Albany-Colonie Chamber of Commerce. Age 64. Mr. Altes was appointed to the Board on January 26, 2006.

Lawrence A. Bossidy was the Chairman of Allied Signal from 1991 to 1999 and its Chief Executive Officer from 1992 to 1999 when he became Chairman of Honeywell International, Inc. following the merger of the two companies. Mr. Bossidy served as the Chairman of Honeywell from December 1999 to April 2000 and from July 2001 until June 2002. Mr. Bossidy was also the Chief Executive Officer of Honeywell from July 2001 to February 2002. Mr. Bossidy serves on the Boards of Directors of J.P. Morgan Chase & Co. and Merck & Co., Inc. Age 70. Director since 2002.

D. Jeffrey Templeton is the owner and President of The Mosher Company, Inc., located in Chicopee, Massachusetts, a manufacturer of buffing and polishing compounds, abrasive slurries and a distributor of related grinding, polishing and lapping machinery. Mr. Templeton is a former director of Woronoco Bancorp. Age 64. Director since 2005.

Corydon L. Thurston has served as an acquisition specialist for Redstone Properties, Inc., a land development company located in Williamstown, Massachusetts, since April 2005. He has also served as the President of North Adams Tower Company, Inc., which owns and manages telecommunication towers, since May 2004. Before these positions, he served as the President of Berkshire Broadcasting Company, Inc. until it sold the three radio stations it owned and operated in North Adams and Great Barrington, Massachusetts. Age 53. Director since 1988.

Directors Continuing in Office

The following directors have terms ending in 2007:

John B. Davies was appointed Executive Vice President of Massachusetts Mutual Life Insurance Company in 1994 and is currently an Agent Emeritus providing high net worth counseling with a focus on tax efficiency and intergenerational transfers of wealth. Mr. Davies is a former director of Woronoco Bancorp. Age 56. Director since 2005.

Edward G. McCormick is the managing partner of the law firm of McCormick, Murtagh & Marcus, located in Great Barrington, Massachusetts. Age 58. Director since 1994.

Ann H. Trabulsi is a community volunteer serving on various non-profit boards, including Berkshire Medical Center and Berkshire Health Systems. Age 70. Director since 1976.

Robert A. Wells was the Chairman of the Boards of the Company, the Bank, Berkshire Bank Foundation and Greater Berkshire Foundation, Inc. until his retirement from all Chairman positions in December 2003. Mr. Wells served as the President and Chief Executive Officer of Berkshire County Savings Bank before its merger with Great Barrington Savings Bank in May 1997. Age 66. Director since 1976.

The following directors have terms ending in 2008:

Michael P. Daly was appointed President and Chief Executive Officer of the Company and the Bank in October 2002. Prior to his appointment, Mr. Daly served as Senior Vice President, Commercial Lending from October 1997 until January 2000 and then as Executive Vice President of the Company and the Bank from January 2000 to October 2002. Age 44. Director since 2002.

David B. Farrell has served as the President and a member of the Board of Directors of Bob’s Stores, a retail company headquartered in Meriden, Connecticut, since October 1999. Bob’s Stores filed for Chapter 11 bankruptcy protection on October 22, 2003. Mr. Farrell led the company through the bankruptcy reorganization process and on December 24, 2003, Bob’s Stores emerged from bankruptcy through the sale of substantially all of its assets to a subsidiary of the TJX Companies, Inc. Age 50. Director since 2005.

Cornelius D. Mahoney served as President, Chief Executive Officer and Chairman of the Board of Woronoco Savings Bank and Woronoco Bancorp before their merger with the Company in June 2005. He is a past Chairman of America’s Community Bankers, a past Chairman of the Massachusetts Bankers Association and a former Director of the Federal Home Loan Bank of Boston. He was a member of the Thrift Institution Advisory Council to the Federal Reserve Board of Governors and is a Chairman of the Board of Trustees at Westfield State College. Age 60. Director since 2005.

Catherine B. Miller is a former partner and vice president of Wheeler & Taylor, Inc., an insurance agency with offices in Stockbridge, Great Barrington and Sheffield, Massachusetts. Age 64. Director since 1983.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Wolf & Company, P.C. to be its independent registered public accounting firm for the 2006 fiscal year, subject to ratification by stockholders. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the firm is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2005 and December 31, 2004 by Wolf & Company, P.C.:

	2005	2004
Audit Fees(1)	$307,500	$305,250
Audit-Related Fees(2)	63,550	10,950
Tax Fees(3)	104,755	48,200
All other fees	—	—
                             __________________________
(1)	Includes fees for the financial statement audit and the audit of internal controls over financial reporting and quarterly reviews.
(2)	Consists of benefit plan audits. For 2005, also includes audit-related fees associated with the Woronoco merger and an audit of the employee stock ownership plan in connection with its termination.
(3)	Consists of tax filings and tax-related compliance and other advisory services. For 2005, this amount also included tax fees resulting from the Woronoco merger.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During the year ended December 31, 2005, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee Report

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2006.

Audit Committee of the Board of Directors of
Berkshire Hills Bancorp, Inc.

David B. Farrell, Chair
John B. Davies
Cornelius D. Mahoney
Corydon L. Thurston

Executive Compensation

Summary Compensation Table

The following information is furnished for the President and Chief Executive Officer and all other executive officers who received a salary and bonus of $100,000 or more during the year ended December 31, 2005.

					Long-Term Compensation
	Annual Compensation				Awards
						Securities
				Other Annual	Restricted	Underlying	All Other
				Compensation	Stock Awards	Options/SARs	Compensation
Name and Position	Year	Salary	Bonus	(1)	($)(2)	(#)	(3)

Michael P. Daly	2005	$355,000	$126,000	$ —	$175,500	—	$289,344
President and Chief	2004	325,000	115,000	—	113,400	6,000	126,539
Executive Officer	2003	285,000	85,000	—	783,466	41,481	75,432
Wayne F. Patenaude	2005	$176,800	$65,000	$ —	$ 70,200	—	$ 81,634
Senior Vice President and Chief	2004	170,000	40,000	—	56,700	2,000	39,047
Financial Officer	2003	135,834	42,000	26,567	229,500	25,000	—
Gayle P. Fawcett	2005	$171,600	$70,000	$ —	$105,300	—	$ 82,678
Senior Vice President	2004	165,000	42,500	—	56,700	2,000	41,738
	2003	151,888	42,000	—	331,400	9,652	40,315
__________________________
(1)	Does not include the aggregate amount of perquisites and other benefits that was less than $50,000 or 10% of the total annual salary and bonus reported.
(2)
Reflects 5,000, 2,000 and 3,000 shares granted to Messrs. Daly and Patenaude and Ms. Fawcett, respectively, under the Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan. The dollar amount set forth in the table represents the market value of the shares on the date of the grant. The restricted stock awards vest in three equal annual installments beginning on the first anniversary of the date of grant. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. The number and value of all unvested shares of restricted stock held by each named executive officer as of December 31, 2005, is as follows, based on $33.50, the closing price of the Company’s common stock on December 30, 2005:

	Number of Unvested Shares	Value of Unvested Shares

Mr. Daly	32,106	$1,075,551
Mr. Patenaude	9,055	303,343
Ms. Fawcett	13,198	442,133

(3)	Details of the amounts reported in the “All Other Compensation” column for 2005 are provided in the table below.

Item	Mr. Daly	Mr. Patenaude	Ms. Fawcett

Employer contribution to 401(k) plan	$14,700	$12,531	$12,390

Market value of allocations under the employee stock ownership plan	68,920	69,103	70,288

Market value of allocations under the supplemental executive retirement plan	205,724	—	—

Total	$289,344	$81,634	$82,678

Employment Agreements

Berkshire Bank and Berkshire Hills each maintain an employment agreement with Mr. Daly, which provides for a two-year term that extends daily unless the Board of Directors or Mr. Daly gives the other party written notice of non-renewal. The employment agreements provide for a base salary which is reviewed at least annually. Mr. Daly’s current salary is $355,000. In addition to the base salary, the employment agreements provide for, among other things, participation in stock and employee benefit plans and fringe benefits applicable to executive personnel.

If Mr. Daly dies during the agreement term, the Bank will pay his beneficiary his base salary, and continue his dependents’ medical coverage for six months. If Mr. Daly becomes disabled and begins to receive benefits under the long-term disability insurance policy maintained by the Bank, the Bank may reduce Mr. Daly’s base salary by amounts he receives under the disability policy insurance. If Mr. Daly becomes incapacitated as a result of a disability and can no longer perform his duties, the Bank may terminate the agreement and pay him severance in the same manner as for involuntary termination, as discussed below. Upon such termination, Mr. Daly will receive continued medical and life insurance coverage for two years following his termination of employment.

The employment agreements provide for termination by Berkshire Bank or Berkshire Hills for cause, as defined in the employment agreements, at any time. If Berkshire Bank or Berkshire Hills chooses to terminate Mr. Daly’s employment for reasons other than for cause (including his incapacity due to disability as discussed above), or if he resigns from Berkshire Bank or Berkshire Hills under specified circumstances that would constitute constructive termination, Mr. Daly (or, upon his death, his beneficiary) would be entitled to receive an amount equal to the remaining base salary and incentive compensation payments, including amounts related to stock-based compensation, due for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of Berkshire Bank and Berkshire Hills during the remaining term of the employment agreement. Berkshire Bank and Berkshire Hills would also continue and/or pay for life, health, dental and disability coverage for Mr. Daly and his covered dependents until the earliest of his death, employment with another employer or the end of the remaining term of the employment agreements. Upon termination of the executive’s employment under these circumstances, the executive must adhere to a one-year non-competition and non-disclosure restriction.

Under the employment agreements, if voluntary (upon circumstances discussed in the agreements) or involuntary termination follows a change in control of Berkshire Bank or Berkshire Hills, Mr. Daly (or, upon his death, his beneficiary) would be entitled to a severance payment equal to the greater of: (1) the payments due for the remaining term of the agreement; or (2) three times the average of his annual compensation (as described in the agreements) for the five preceding taxable years. Berkshire Bank and Berkshire Hills would also continue Mr. Daly’s life, health and disability coverage for thirty-six months. Even though the Berkshire Bank and Berkshire Hills employment agreements each provide for a severance payment if a change in control occurs, Mr. Daly would not receive duplicative payments or benefits under the agreements. Mr. Daly would also be entitled to receive a tax indemnification payment if payments under the employment agreements trigger liability under the Internal Revenue Code for the excise tax applicable to “excess parachute payments.” Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed a “base” amount that is three times the executive’s average taxable income over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of the executive’s base amount.

Payments to Mr. Daly under the Bank’s employment agreement are guaranteed by Berkshire Hills if payments or benefits are not paid by the Bank. All reasonable costs and legal fees paid or incurred by Mr. Daly in any dispute or question of interpretation relating to the employment agreements will be paid by Berkshire Bank or Berkshire Hills, respectively, if he is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Berkshire Bank and Berkshire Hills will indemnify Mr. Daly to the fullest extent legally allowable.

Change in Control Agreements

Berkshire Hills and Berkshire Bank each maintain a change in control agreement with Mr. Patenaude and Ms. Fawcett. Each change in control agreement has a term of three years and is renewable annually for an additional year at the sole discretion of the Boards of Directors of the Bank and Berkshire Hills. The change in control agreements provide that if involuntary termination, other than for cause, or voluntary termination (upon the occurrence of circumstances specified in the agreements) follows a change in control of Berkshire Hills or Berkshire Bank, Mr. Patenaude and Ms. Fawcett will be entitled to receive a severance payment equal to three times his or her average annual compensation (as described in the agreements) for the five most recent taxable years. Berkshire Bank will also continue their health and welfare benefits coverage for thirty-six months following termination. Mr. Patenaude and Ms. Fawcett must comply with a one-year non-competition and non-disclosure provision following their receipt of severance payments under the agreements.

Although Berkshire Bank and Berkshire Hills agreements each provide for severance payments upon termination in connection with a change in control, Mr. Patenaude and Ms. Fawcett would not receive any duplicative payments. Mr. Patenaude and Ms. Fawcett would receive tax indemnification if their individual severance payments trigger liability for the excise tax on excess parachute payments under the Internal Revenue Code.

Other Retirement Arrangement

Berkshire Bank maintains a supplemental retirement arrangement with Mr. Daly to provide him with an annual retirement benefit at age 62 equal to 70% of his average compensation, calculated based on the three consecutive years during which his compensation is the highest. Benefits under the supplemental retirement arrangement are reduced by the benefits Mr. Daly would receive under the 401(k) plan and ESOP, and by 50% of his social security benefits.

The supplemental retirement arrangement also provides for a reduced benefit upon Mr. Daly’s early retirement after age 55 but prior to age 62, and upon his death or disability. If Mr. Daly terminates employment in connection with a change in control, he would receive an annual benefit equal to the retirement benefit he would have received if he retired on the date immediately preceding his termination and had attained age 62, regardless of his actual age on the termination date. Mr. Daly may elect to receive supplemental retirement benefits in the form of an annuity with ten annual payments guaranteed, or in an actuarial equivalent lump sum.

Fiscal Year-End Option Values

The following table provides certain information regarding the exercise of options during the past fiscal year and certain information with respect to the number and value of shares of Berkshire Hills common stock represented by outstanding options held by the named executive officers as of December 31, 2005.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael P. Daly	15,940	$300,469	31,348	38,562	$433,994	$407,280
Wayne F. Patenaude	-	-	10,000	17,000	105,500	158,250
Gayle P. Fawcett	5,116	79,554	11,025	10,859	163,234	116,254

__________________________
(1)
Value of unexercisable in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2005, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation

General

Under the rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information about the compensation and benefits provided to the Company’s Chief Executive Officer (the “CEO”) and the other executive officers of the Company. The disclosure requirements for the CEO and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company’s Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

Policies and Practices

The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the CEO and other executives.

The Compensation Committee reviews all compensation components for the Company’s CEO and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites. In addition to reviewing competitive market values, the Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in aggregate, comprise the executive’s total compensation package.

Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

Philosophy and Policy. The Company’s executive compensation program is designed to attract, retain, motivate and reward the highly qualified individuals required to achieve the Company’s objectives and create long-term shareholder value. In determining the appropriate level of compensation, the Compensation Committee considers the compensation paid by other peer institutions, individual executive performance and Company performance. The Company performs a peer analysis on an annual basis relative to a group of peer banks of similar asset size, with a particular focus on institutions in the Northeast Region. In addition, the Compensation Committee periodically retains the services of an outside compensation consultant to compare the total compensation and components of compensation for the Company’s executive officers. The objective of the annual review is to ensure the Company’s total compensation program is appropriate in light of performance and market practice, aligned with shareholder interests and effectively supports the achievement of the Company’s strategic goals and objectives.

Base salaries. Base salaries are tied to the level of responsibility of each executive officer and are established to be consistent and competitive with the practices of comparable financial institutions in the region. The Company targets a philosophy of paying at market median, with individual executive pay reflecting individual performance, experience and responsibilities.

Annual Incentive Compensation. All executive officers participate in the Bank’s Incentive Compensation Plan, which provides performance-based cash awards. Award targets are established based on market practice and designed to provide competitive awards for the achievement of specific performance goals. Actual awards vary based on the achievement of Company, department and individual goals. For 2005, the Company performance goals were based on improvement in earnings per share, return on assets and efficiency ratio. The Compensation Committee reviews the Incentive Compensation Plan each year and resets the specific goals and targets for executives to align with business needs and desired compensation philosophy. For 2005, the annual target incentives were 30% of base salary for the CEO and 20% or 25% for the senior executives.

Long-Term Incentive/Equity Compensation. Executives are also eligible to receive annual equity awards in the form of stock options and/or restricted stock as part of the Company’s 2001 Stock-Based Incentive Program and 2003 Equity Compensation Plan. The equity awards are designed to reward long-term performance and align executives with shareholder interests. Equity award values are based on competitive market practices, Company performance and individual performance. The Compensation Committee is authorized, at its discretion, to grant stock options and shares of restricted stock in proportion and upon such terms and conditions as the Committee may determine.

Benefits and Perquisites. In addition, executive officers participate in other benefit plans available to all employees including the 401(k) Plan and the Employee Stock Ownership Plan. Executive officers may, at the discretion of the Compensation Committee, also participate in a Supplemental Executive Retirement Plan (the “SERP”) or other executive benefits and perquisites. At the current time, the CEO is the only executive who participates in the SERP.

Compensation of the Chief Executive Officer

The CEO’s performance is reviewed and set each year by the Compensation Committee. A written performance review is prepared that includes an assessment of the CEO’s performance against defined individual leadership goals and financial and growth objectives of the Company. The Compensation Committee reviews the base salary of the CEO each year relative to compensation paid to peers at similar institutions as well as the executive’s experience, performance and total compensation. The Compensation Committee established Mr. Daly’s base salary effective January 1, 2005, at $355,000 based on these factors.

The CEO also received $126,000 under the Company’s Incentive Compensation Plan. The payment reflected achievement by the Company of the stated earnings per share, return on asset ratio and efficiency ratio goals, as well as other established performance goals and objectives and the Committee’s assessment of individual performance.

The CEO was awarded 4,730 shares of restricted stock. The Company may use a combination of stock options and restricted stock awards to provide a balanced approach to equity ownership. The Compensation Committee based the equity award on a combination of three factors: (1) practices of peer banks; (2) Company performance; and (3) Mr. Daly’s contribution to the growth and success of the Company. This restricted stock award has a three-year vesting provision.

Compensation Committee of the Board of Directors of
Berkshire Hills Bancorp, Inc.

Catherine B. Miller, Chair
Lawrence A. Bossidy
John B. Davies
Edward G. McCormick

Stock Performance Graph

The following graph compares the cumulative total stockholder return on the Company common stock with: (1) the cumulative total return on the American Stock Exchange Major Market Index; (2) with the Nasdaq Composite Index; and (3) the SNL $1 Billion - $5 Billion Thrift Index. The Nasdaq Composite Index has been included to reflect the Company’s switch from the American Stock Exchange to the Nasdaq National Market on October 25, 2005. The graph assumes that $100 was invested at the close of business on December 31, 2000. Total return assumes the reinvestment of all dividends.

	Period Ended
	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

Berkshire Hills Bancorp, Inc.	$100.00	$131.64	$156.27	$244.32	$254.11	$232.69
Nasdaq Composite Index	100.00	79.18	54.44	82.09	89.59	91.54
The AMEX Major Market Index	100.00	97.48	85.56	106.13	116.78	111.86
The SNL $1 Billion - $5 Billion Thrift Index	100.00	142.57	182.57	273.83	310.33	307.62

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2005, except for one late report filed by each of Messrs. Davies, Mahoney and Templeton relating to the shares of Berkshire Hills common stock they acquired in the merger, one late report filed by each of Messrs. Daly and Patenaude and Ms. Fawcett with regard to the sale of common stock to satisfy tax obligations in connection with the vesting of restricted stock awards; one late report filed by Mr. Mahoney relating to his initial report of beneficial ownership; and one late report filed by Mr. Wells with regard to the rollover of shares into an individual retirement account and two gift transactions.

Transactions with Management

The Sarbanes-Oxley Act generally prohibits loans by Berkshire Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Berkshire Bank to its executive officers and directors in compliance with federal banking regulations. Federal banking regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees and must not involve more than the normal risk of repayment or present other unfavorable features. Berkshire Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

Corporate Governance/Nominating Committee Procedures

General

It is the policy of the Corporate Governance/Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Corporate Governance/Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Corporate Governance/Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Corporate Governance/Nominating Committee’s resources, the Corporate Governance/Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Corporate Governance/Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Corporate Governance/Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.     The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Corporate Governance/Nominating Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

The process that the Corporate Governance/Nominating Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Corporate Governance/Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by Berkshire Bank. The Corporate Governance/Nominating Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Corporate Governance/Nominating Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Corporate Governance/Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below. If such individual fulfills these criteria, the Corporate Governance/Nominating Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Qualifications

The Corporate Governance/Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Corporate Governance/Nominating Committee will then evaluate the following criteria in selecting nominees:
      financial, regulatory and business experience;
      familiarity with and participation in the local community; integrity, honesty and reputation in connection with upholding a position of trust with respect to customers;
      dedication to the Company and its stockholders; and
      independence.
The Committee will also consider any other factors the Corporate Governance/Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Corporate Governance/Nominating Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Submission of Business Proposals and Stockholder Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 1, 2006. If next year’s annual meeting is held on a date more than 30 calendar days from May 4, 2007, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s bylaws provide that, in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting. However, if less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to Berkshire Hills Bancorp, Inc., 24 North Street, Pittsfield, Massachusetts 01201. Communications to the Board of Directors should be in the care of Gerald A. Denmark, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chair of the particular committee, with a copy to Lawrence A. Bossidy, the Chair of the Corporate Governance/Nominating Committee. It is in the discretion of the Corporate Governance/Nominating Committee whether any communication sent to the full Board should be brought before the full Board.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gerald A. Denmark

Gerald A. Denmark
Corporate Secretary

Pittsfield, Massachusetts
April 3, 2006

REVOCABLE PROXY
BERKSHIRE HILLS BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS

May 4, 2006
10:00 a.m., Local Time
_______________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Berkshire Hills Bancorp, Inc. (the “Company”), consisting of Michael P. Daly, John B. Davies, Edward G. McCormick and Catherine B. Miller or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 4, 2006 at 10:00 a.m., local time, at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Wallace W. Altes, Lawrence A. Bossidy, D. Jeffrey Templeton and Corydon L. Thurston

		FOR ALL
FOR	WITHHOLD	EXCEPT

9	9	9

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

9	9	9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Dated:
STOCKHOLDER SIGN ABOVE

CO-HOLDER (IF ANY) SIGN ABOVE

The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 3, 2006 and an Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

_____________________________

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[Berkshire Hills Bancorp, Inc. Letterhead]

Dear Berkshire ESOP Participant:

On behalf of the Board of Directors of Berkshire Hills Bancorp, Inc. (the “Company”), I am forwarding you the attached BLUE vote authorization form for you to convey your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. to be held on May 4, 2006. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.

As a participant in the Berkshire Bank Employee Stock Ownership Plan (the “Berkshire ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of March 16, 2006. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee by April 26, 2006. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your account, the Trustee will vote your shares in a manner calculated most accurately to reflect the instructions it receives from other participants, subject to its fiduciary duties.

To direct the voting of the shares of Company common stock allocated to your account under the Berkshire ESOP, please complete and sign the attached BLUE vote authorization form and return it in the enclosed postage-paid envelope no later than April 26, 2006. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Berkshire Bank.

Sincerely,

/s/ Michael P. Daly

Michael P. Daly
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all shares of Berkshire Hills Bancorp, Inc. (the “Company”) common stock allocated to me under the Berkshire Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 4, 2006.

Accordingly, please vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

        Wallace W. Altes, Lawrence A. Bossidy, D. Jeffrey Templeton and Corydon L. Thurston

		FOR ALL
FOR	WITHHOLD	EXCEPT

9	9	9

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

9	9	9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote any shares allocated to me as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than April 26, 2006.

[Berkshire Hills Bancorp, Inc. Letterhead]

Dear Woronoco ESOP Participant:

On behalf of the Board of Directors of Berkshire Hills Bancorp, Inc. (the “Company”), I am forwarding you the attached IVORY vote authorization form for you to convey your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. to be held on May 4, 2006. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.

As a participant in the Woronoco Savings Bank Employee Stock Ownership Plan, as assumed by Berkshire Bank (the “Woronoco ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of March 16, 2006. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee by April 26, 2006. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your account, the Trustee will vote your shares in a manner calculated most accurately to reflect the instructions it receives from other participants, subject to its fiduciary duties.

To direct the voting of the shares of Company common stock allocated to your account under the Woronoco ESOP, please complete and sign the attached IVORY vote authorization form and return it in the enclosed postage-paid envelope no later than April 26, 2006. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Berkshire Bank.

Sincerely,

/s/ Michael P. Daly

Michael P. Daly
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all shares of Berkshire Hills Bancorp, Inc. (the “Company”) common stock allocated to me under the Woronoco Savings Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 4, 2006.

Accordingly, please vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

        Wallace W. Altes, Lawrence A. Bossidy, D. Jeffrey Templeton and Corydon L. Thurston

		FOR ALL
FOR	WITHHOLD	EXCEPT

9	9	9

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

9	9	9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote any shares allocated to me as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than April 26, 2006.

[Berkshire Hills Bancorp, Inc. Letterhead]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Berkshire Hills Bancorp, Inc. (the “Company”), I am forwarding to you the attached GREEN vote authorization card, for you to convey your voting instructions to Vanguard Fiduciary Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. to be held on May 4, 2006. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.

As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Trustee as to the voting of common stock credited to your account as of March 16, 2006. The Trustee will vote all shares of Company common stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Trustee received from participants regarding shares of Company common stock in their 401(k) Plan accounts.

To direct the voting of your shares of Company common stock held in the Employer Stock Fund, please complete and sign the attached GREEN vote authorization card and return it in the accompanying postage-paid envelope by April 26, 2006. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Berkshire Bank.

Sincerely,

/s/ Michael P. Daly

Michael P. Daly
President and Chief Executive Officer

BERKSHIRE HILLS BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS

May 4, 2006
10:00 a.m., Local Time
_______________________________

The undersigned hereby appoints the 401(k) Plan Trustee to vote all shares of common stock of Berkshire Hills Bancorp, Inc. (the “Company”) under the Berkshire Bank 401(k) Plan that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 4, 2006 at 10:00 a.m., local time, at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts and at any and all adjournments thereof, as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Wallace W. Altes, Lawrence A. Bossidy, D. Jeffrey Templeton and Corydon L. Thurston

		FOR ALL
FOR	WITHHOLD	EXCEPT

9	9	9

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

9	9	9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

Date:
Participant sign above

The above signed acknowledges receipt from the Company prior to the execution of this vote instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 3, 2006 and an Annual Report to Stockholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[Berkshire Hills Bancorp, Inc. Letterhead]

Dear Stock Award Recipient:

On behalf of the Board of Directors of Berkshire Hills Bancorp, Inc. (the “Company”), I am forwarding you the attached YELLOW vote authorization form provided for you to convey your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. to be held on May 4, 2006. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.

You are entitled to vote all unvested shares of restricted Company common stock awarded to you under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan and/or 2003 Equity Compensation Plan (collectively referred to as the “Incentive Plan”) that are unvested as of March 16, 2006. The Incentive Plan Trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

To direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached YELLOW vote authorization form and return it in the enclosed postage-paid envelope no later than April 26, 2006.

Sincerely,

/s/ Michael P. Daly

Michael P. Daly
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all unvested restricted shares of Berkshire Hills Bancorp, Inc. (the “Company”) common stock awarded to me under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan and/or 2003 Equity Compensation Plan (collectively referred to as the “Incentive Plan”). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 4, 2006.

Accordingly, please vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

                Wallace W. Altes, Lawrence A. Bossidy, D. Jeffrey Templeton and Corydon L. Thurston

		FOR ALL
FOR	WITHHOLD	EXCEPT

9	9	9

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

9	9	9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Incentive Plan Trustee is hereby authorized to vote any unvested shares awarded to me as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than April 26, 2006.

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all shares of Berkshire Hills Bancorp, Inc. (the “Company”) common stock allocated to me under the Berkshire Bank Supplemental Executive Retirement Plan. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 4, 2006.

Accordingly, please vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

        Wallace W. Altes, Lawrence A. Bossidy, D. Jeffrey Templeton and Corydon L. Thurston

		FOR ALL
FOR	WITHHOLD	EXCEPT

9	9	9

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

9	9	9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote any shares allocated to me as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than April 26, 2006.